ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

-AllianceBernstein U.S. Large Cap Blended Style Portfolio

-AllianceBernstein Global Research Growth Portfolio

Supplement dated September 24, 2008 to the Prospectuses dated May 1, 2008 for AllianceBernstein Variable Products Series Fund, Inc., offering Class A and Class B shares of the AllianceBernstein U.S. Large Cap Blended Style Portfolio and the AllianceBernstein Global Research Growth Portfolio (each a “Portfolio” and together the “Portfolios”).

At a meeting of the Board of Directors of AllianceBernstein Variable Products Series Fund, Inc. (the “Fund”) held on September 23, 2008, the Board of the Fund approved the liquidation and termination of the Portfolios (the “Liquidations”). The Separate Accounts will give their Contractowners 60 days’ notice of the Liquidations. Upon expiration of the 60 days’ notice period, the process of liquidating the Portfolios’ securities to raise cash will commence. The Liquidations are expected to be consummated in the first quarter of 2009 and the liquidating distributions will be made shortly thereafter.

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectuses for future reference.

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